File Nos. 333-28679, 811-05626
                                                  Filed Under Rule 497(e)


ING  VARIABLE  ANNUITIES
Golden American Life Insurance Company
Separate Account B of golden American Life Insurance Company

                        PROFILE AND PROSPECTUS SUPPLEMENT

                               December 5, 2001

                         Supplement to the Prospectuses:

                              dated May 1, 2001 for
            Deferred Combination Variable and Fixed Annuity Contracts
                 (THE "GOLDENSELECT VALUE and GENERATIONS PROSPECTUSES")
                issued by Golden American Life Insurance Company

                                       and

                           dated November 5, 2001, for
            Deferred Combination Variable and Fixed Annuity Contracts
             (THE "GOLDENSELECT ESII and PREMIUM PLUS PROSPECTUSES")
                issued by Golden American Life Insurance Company
                                   ----------

                  The following information supplements certain
                    information contained in the Profiles and
                         Prospectuses dated May 1, 2001
                        and those dated November 5, 2001,
                  for Deferred Combination Variable and Fixed
                      Annuity Contracts (the "Prospectus").
                         You should keep this supplement
                                    with your
                             Profile and Prospectus.


     Pursuant to an order of Securities and Exchange Commission ("SEC") dated November 29, 2001, on or about December 14, 2001, Golden American Life Insurance Company (the "Company") will substitute shares of the International Equity Series of The GCG Trust (the "GCG Portfolio") for shares of the International Equity Fund of Credit Suisse Warburg Pincus Trust ("Warburg Portfolio") currently held by subaccounts of Separate Account B of Golden American Life Insurance Company (the "Account"). To the extent required by law, approval of the proposed substitution has also been obtained from the state insurance regulators in certain jurisdictions. The effect of the proposed share substitutions will be to replace the Warburg Portfolio the GGC Portfolio as an investment option under the Contracts as described in your current prospectus. If you have no assets allocated to the Warburg Portfolio on December 14, 2001, you will not be affected by this substitution.

     Following the substitution, the GCG Portfolio will be available as an investment option as described in your prospectus. Directed Services, Inc. ("DSI") serves as the overall investment manager to The GCG Trust. ING Pilgrim Investments, LLC. ("ING Pilgrim"), an affiliate of the Company and DSI, serves as the portfolio manager to the GCG Portfolio. A more detailed description of the GCG portfolio is included in the May 1, 2001 Prospectus for the GCG Trust. If you would like another copy of the prospectus, please call 1-800-366-0066.



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

     As a Contract owner you have several options in responding to the pending substitution. First, you can do nothing and your investment in Warburg Portfolio will be replaced by an investment in the GCG Portfolio. Second, you can transfer accumulated value under your Contract out of the subaccount of the Account currently holding shares of Warburg Portfolio to another subaccount or the fixed account. Any such transfer that you make between the date of this supplement and 30 days following the date of the substitution will not count towards the total number of reallocations permitted free of charge under the Contracts. Third, you may, in accordance with the terms of the Contract, surrender your Contract or make a partial withdrawal of accumulated value from your Contract.

     All costs associated with the substitution will be borne by the Company, the other applicants and/or Directed Services, Inc. There will be no cost to Contractholders.

     This  supplement   should  be  retained  with  the  Prospectus  for  future
reference.


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